PAVmed

Needham 20th Annual Needham Virtual Healthcare Conference

Corporate Overview

LISHAN AKLOG, MD

Chairman & CEO

April 15, 2021

Nasdaq: PAVM, PAVMZ



Disclaimers

This presentation contains certain **forward-looking statements** that involve risks and uncertainties.

- Actual results and events may differ significantly from results and events discussed in forward-looking statements.
- Factors that might cause or contribute to such differences include, but are not limited to, those discussed in "Risk Factors" in our **Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission**.
- We undertake no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made.

This presentation **shall not constitute an offer to sell or the solicitation of an offer to buy any securities**, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PAVmed has **not yet received clearance** from the FDA or any other regulatory agency for some of the products described in this presentation.

PAVmed
INNOVATING AT THE SPEED OF LIFE™

Nasdaq: PAVM

Innovating at the speed of life™

Transformative medical technologies creating a new standard of care to improve patients' lives

Product Portfolio

Diversified across range of clinical conditions
Internal and in-licensed/acquired innovations
Multibillion dollar total addressable markets

Business Model

Capital-efficiency
Speed to market

Leadership

Strong operational, finance and M&A experience
Record of value creation and return to investors

PAVmed
INNOVATING AT THE SPEED OF LIFE™

Nasdaq: PAVM

Innovating at the speed of life™

Transformative medical technologies creating a new standard of care to improve patients' lives

Operating Subsidiary

Lucid diagnostics

Early Precancer Detection to Prevent Esophageal Cancer Deaths

Founded May 2018

Managed by PAVmed pursuant to Services Agreement

Financed by PAVmed – $17.5M to date

PAVmed Stake: 74%

Planned spin-off into stand-alone public company

PAVmed
INNOVATING AT THE SPEED OF LIFE™

Nasdaq: PAVM

Innovating at the speed of life™

Transformative medical technologies creating a new standard of care to improve patients' lives

Cash & Capitalization	
Cash as of Dec 31, 2020	$17.3M
2021 Gross proceeds of financings & warrant exercises	$54.7M
2021 Pay-off of convertible notes	$14.5M
2020 Approximate monthly cash burn	$2.0M
PAVM Common Stock	82.5M
PAVMZ Warrants ($1.60 exercise, expire Apr-2024)	16.1M
Employee options (average $2.55 exercise price)	9.2M
Convertible Preferred Stock ($3.00 conversion price)	1.3M
PAVMW Warrants ($5.00 exercise, expires Jan-2022)	0.5M
PAVM Closing price April 14, 2021	$4.89
Market Capitalization	$403.2M
Market Capitalization (fully diluted)	$535.4M

Diversified Product Portfolio

Creating value by meeting unmet medical needs

GI Health

Lucid diagnostics



EsoGuard
esophageal DNA test



EsoCheck
cell collection device



EsoCure
esophageal ablation device

Suite of products to detect and treat precancer in patients with gastroesophageal reflux disease (GERD) to prevent esophageal adenocarcinoma (EAC) cancer.

Minimally Invasive Interventions



CarpX™

Minimally invasive device to treat carpal tunnel syndrome

Infusion Therapy



Portio™

Maintenance-free implantable vascular access device



nextflo™ with FloSure™

Highly accurate IV infusion sets and disposable infusion pumps

Emerging Innovations

Solys – **Noninvasive glucose monitoring**

FlexMO – **Novel, versatile mechanical circulatory support (ECMO) cannula**

DisappEAR – **Resorbable pediatric ear tubes**

NextVent – **Full-featured, low-cost, single use ventilator**

Commercially Available Products

Lucid
diagnostics



EsoGuard
esophageal DNA test

Clinical Laboratory Improvement Amendments

cap ACCREDITED™



EsoCheck
cell collection device

FDA
510K Cleared

PAVmed
INNOVATING AT THE SPEED OF LIFE™


PAVmed
CarpX™

Minimally Invasive Device to Treat Carpal Tunnel Syndrome

FDA
510K Cleared

Executive Leadership Team



LISHAN AKLOG, MD
Chairman & CEO
Executive Chairman, Lucid



DENNIS MCGRATH
President & CFO



BRIAN DEGUZMAN, MD
Chief Medical Officer



SHAUN O'NEIL
Chief Commercial Officer



RICH YAZBECK
Chief Technology Officer



RANDY BROWN
Chief Operating Officer, Lucid



DAVID WURTMAN MD
Chief Medical Officer, Lucid

Broad Business & Clinical Expertise And Experience

- Medical Device Innovation
- Commercialization
- Market Development
- Physician Engagement
- Direct To Consumer
- Regulatory Clearance
- Clinical Trial Design & Execution
- Reimbursement
- Corporate Financing & Capital Markets
- M&A and Licensing

World-Renowned Expert Advisors



STANLEY LAPIDUS
Strategic Advisor

Founder / Former Chairman & CEO, Exact Sciences Inc. (Nasdaq: EXAS)

Founder / Former President, Cytc Inc. (Acquired by Hologic Inc.)

Renowned diagnostic industry expert on early detection of cancer and precursors



ALBERTO GUTIERREZ
Regulatory Advisor

Former Director, FDA Office of In Vitro Diagnostics and Radiological Health and Office of In Vitro Diagnostic Device Evaluation and Safety

Partner, NDA Partners, leading Washington, DC life sciences consulting firm



NICHOLAS SHAHEEN MD MPH
Medical Advisory Board Chair, Pivotal Study Principal Investigator

Professor of Medicine and Epidemiology at the University of North Carolina

Chief of the Division of Gastroenterology and Hepatology UNC HealthCare

Director, American College of Gastroenterology Institute for Clinical Research and Education

Lead Author, American College of Gastroenterology Barrett's Esophagus guidelines

Lucid
diagnostics



EsoGuard
esophageal DNA test

EsoCheck
cell collection device



Lucid diagnostics

A Majority-Owned Subsidiary of PAVmed Inc



Commercial-stage medical technology company focused on early precancer detection to prevent esophageal cancer

First and only commercially available screening tool to prevent esophageal cancer

FDA Breakthrough Device designation

13 million U.S. patients already recommended for screening

CMS payment with attractive gross margins

Near-term value-inflection milestones

Multibillion dollar total addressable U.S. market opportunity

GI Early Detection & Treatment Comparables

ESOPHAGEAL CANCER



EsoGuard® Esophageal DNA Test

EsoCheck® Cell Collection Device



EsoCure™ Esophageal Ablation System

$25 Billion Total Addressable Market Opportunity

COLORECTAL CANCER


cologuard

Cologuard® Stool DNA Test

Nasdaq: EXAS $16 Billion Market Cap

UPPER GI TUMORS


PillCam

PillCam® Capsule Endoscopy

Acquired by Covidien in 2013 for $860 Million

ESOPHAGEAL CANCER



HALO RF® Ablation System

Acquired by Covidien in 2011 for $400 Million

ESOPHAGEAL CANCER



C2 CryoBalloon® Ablation System

Acquired by Pentax in 2017 for undisclosed sum

Translational Research Origins

Case Western Reserve University EST. 1826

University Hospitals Cleveland Medical Center


Dr. Markowitz


Dr. Chak


Dr. Willis


Dr. Moinova

TWO NOVEL TECHNOLOGIES

DNA Methylation Assay

Next-generation sequencing (NGS)

31 sites on two genes

CCNA1 and Vimentin (VIM)


NGS assay 176 bp, 21 CpGs
RRBS patch, 90 bp, 7CpGs
CpG island, 872 bp, 103 CpGs

Swallowable Balloon Capsule Catheter

Noninvasive targeted and protected sampling of lower esophagus






Science Translational Medicine

SCIENCE TRANSLATIONAL MEDICINE | RESEARCH ARTICLE

CANCER

Identifying DNA methylation biomarkers for non-endoscopic detection of Barrett's esophagus

Helen R. Moinova,[1] Thomas LaFramboise,[2,3] James D. Lutterbaugh,[1] Apoorva Krishna Chandar,[1] John Dumot,[1] Ashley Faulx,[1] Wendy Brock,[1] Omar De la Cruz Cabrera,[4] Kishore Guda,[2] Jill S. Barnholtz-Sloan,[2] Prasad G. Iyer,[5] Marcia I. Canto,[6] Jean S. Wang,[7] Nicholas J. Shaheen,[8] Prashanti N. Thota,[9] Joseph E. Willis,[2,10,11*†] Amitabh Chak,[1,2,11*†] Sanford D. Markowitz[1,2,3,11*†]


mCCNA1+
A
Fraction of methylated reads
100%
80%
60%
40%
20%
0%
N Sq
NDBE
HGD
EAC
Sensitivity
100-specificity
AUC: 0.954
At >3.12%
Sensitivity: 90.7%
Specificity: 98.4%
AUC: 0.952
At >3.12%
Sensitivity: 89.6%
Specificity: 92.9%


mVIM+
B
Fraction of methylated reads
100%
80%
60%
40%
20%
0%
N Sq
NDBE
HGD
EAC
Sensitivity
100-specificity
AUC: 0.948
At >1.05%
Sensitivity: 90.7%
Specificity: 93.2%
AUC: 0.956
At >1.05%
Sensitivity: 91.5%
Specificity: 92.6%

N Sq *Normal Control*
NDBE *Non-Dysplastic BE*
SSBE *Short Segment NDBE*
LSBE *Long Segment NDBE*
LGD/HGD *Low/High Grade Dysplastic BE*
EAC *Esophageal Adenocarcinoma*
NGS *Next-Generation DNA Sequencing*
EGD *Esophagogastroduodenoscopy*

>90% Sensitivity & Specificity at detecting esophageal precancer & cancer



Esophageal Precancer to Cancer Progression

Early Precancer and Cancer Detection Saves Lives

Allows intervention to halt progression to more advanced stages

CANCER PROGRESSION SPECTRUM

AT RISK	EARLY STAGE PRECANCER	LATE STAGE PRECANCER	EARLY STAGE CANCER	LATE STAGE CANCER
↑ Screen	↑ Intervene	↑ Intervene	↑ Intervene	

	CANCER TYPE	ESOPHAGEAL	BREAST	CERVICAL	COLON	PROSTATE
Necessary Elements for Early Detection to Save Lives	*At-Risk Population*	Men over 50 years Chronic heartburn +1 RF	Women over 40/50 years	Women 21 to 65 years	All 50 to 75 years	Men 55 to 69 years
	Precancer / Early Stage Cancer	BE / LGD / HGD	*In-situ* Stage I	*In-situ* Stage I	Polyp	Stage I/II
	Intervention	Ablation EMR	Lumpectomy	Cone Resection	Polyp Removal	Ablation, XRT Prostatectomy
	Screening Recommended	YES	YES	YES	YES	YES
	Widely Utilized Screening Tool	**NO**	**Mammography**	**PAP Testing**	**Colonoscopy**	**PSA**
	Death Rate Change since 1990*	**↓7%**	**↓40%**	**↓39%**	**↓45%**	**↓51%**

**Surveillance, Epidemiology, and End Results (SEER) Program (www.seer.cancer.gov); EMR = Endoscopic Mucosal Resection; XRT = Radiation Therapy; RF = Risk Factor*

Esophageal Precancer to Cancer Progression

PREDISPOSING CONDITION | **EARLY STAGE PRECANCER** | **LATE STAGE PRECANCER** | **MALIGNANT CANCER**

GASTROESOPHAGEAL REFLUX DISEASE
GERD



Reflux of stomach fluid into lower esophagus

NONDYSPLASTIC BARRETT'S ESOPHAGUS
NDBE



Precancerous transformation from repeated exposure to stomach fluid

DYSPLASTIC BARRETT'S ESOPHAGUS
LGD / HGD



Progression to premalignant low-grade then to high-grade dysplasia

ESOPHAGEAL ADENOCARCINOMA
EAC


Esophagus

Highly lethal

Almost always invasive at time of diagnosis

Gastroesophageal Reflux Disease (GERD)

Commonly known as **chronic "heartburn"** or acid reflux

Symptomatic or asymptomatic

Reflux of stomach acid and fluid into the lower esophagus


Esophagus
NORMAL
Sphincter closed
GERD
Sphincter open allowing reflux
Acid reflux

1 in 4 US Adults with Weekly GERD

Over $13B Annual US PPI Sales

DAILY *15M*

WEEKLY *50M*

ALL* *80M*

US GERD Patients by Symptom Frequency

**Including silent GERD*


NEW!
Prilosec OTC
NEW
Treats Frequent Heartburn
Nexium 24HR
42 CAPSULES
New!
24HR PREVACID
14

Proton Pump Inhibitors (PPI)

Esophageal Adenocarcinoma (EAC)

- **Fastest growing rate of all cancers**
- **Third most lethal cancer**
- <10% have precancer detected before cancer
- Nearly all patients present with invasive cancer
- Poor prognosis, even when early-stage cancer detected

Over 500% Increased EAC Incidence Over Past 40 Years

Less than 20% Five-year Survival After EAC Diagnosis

Over 16,000 Estimated 2020 US EAC Deaths



Esophageal adenocarcinoma
Intestinal metaplasia (Barrett's esophagus)



Change in Age-Adjusted Cancer Incidence / 100K by Type (1975-2017)
700%
600%
500%
400%
300%
200%
100%
0%
-100%
1975
1990
2005
2020
EAC
Prostate
Breast
Pancreatic
All Cancers
Lung
All GI Cancers
Colorectal
Cervical



Change in Age-Adjusted Cancer Death Rate / 100K by Type (1990-2017)
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
1990
2000
2010
2020
EAC
All Cancers
Cervical
Breast
Colorectal
Prostate

*Surveillance, Epidemiology, and End Results (SEER) Program (www.seer.cancer.gov);

Precancer Screening is Missing Link to Prevent EAC

Other cancer death rates have fallen 40-50% due to widespread screening

Only missing element for precancer detection to prevent EAC is widespread screening tool

Precancer screening to prevent EAC

At-Risk Population	Men > 50 with 1 more RF	✓
Precancer	BE / LGD / HGD	✓
Early Intervention	Esophageal Ablation Endomucosal Resection (EMR)	✓
Precancer Screening Recommended	American College of Gastroenterology American Gastroenterology Association	✓
Widespread Screening Tool	NO	✗

Increased attention to EAC precancer screening within GI community



AGA CLINICAL PRACTICE UPDATE: COMMENTARY
New Screening Techniques in Barrett's Esophagus: Great Ideas or Great Practice?
Screening for Barrett's oesophagus: is now the time?
EDITORIAL
Is Mass Screening for Barrett's Esophagus a Myth or Reality?
Screening and Prevention of Barrett's Esophagus
THE LANCET
Screening for Barrett's oesophagus: is now the time?
Is it time to consider other options for Barrett's esophagus screening?
Editorial Commentary
To BE or not to BE: non-invasive screening for Barrett's esophagus, dysplasia and adenocarcinoma
Novel Screening Alternatives for Barrett Esophagus
Barrett's esophagus: novel strategies for screening and surveillance
ACP Gastroenterology Monthly
KEEPING TABS
AUGUST 28, 2020
Spotlight on screening for Barrett's esophagus

EAC Precancer Screening to Prevent EAC

Major unmet clinical need

Necessary to prevent EAC deaths through early precancer detection

~13 million high-risk GERD patients already recommended for precancer screening by professional society guidelines

EAC Is Highly Lethal		Tragic Missed Opportunity To Detect and Treat Precancer Before EAC	
Over 16,000	Estimated 2020 US EAC deaths	Less than 10%	Of EAC patients have precancer diagnosed before EAC
Over 80%	Proportion of EAC patients who will die within five years of diagnosis	Less than 10%	Of GERD patients recommended for precancer screening undergo upper GI endoscopy screening

Increasing screening rate from <10% to 25% will prevent thousands of EAC deaths per year

The EAC Precancer Screening Imperative – EsoGuard + EsoCheck

First and only commercially available alternative to endoscopy suitable for widespread EAC precancer screening

	ESOGUARD + ESOCHECK	UPPER GI ENDOSCOPY	CYTOSPONGE + TFF3	TRANSNASAL ENDOSCOPY	CAPSULE ENDOSCOPY
					 PillCam
Non-invasive	Yes	No	Yes	No	Yes
Venue	Any Office	Endo Center	Any Office	GI Office	GI Office
Capital Equipment	No	Yes	No	Yes	Yes
Total Procedure Time	< 5 min	1-2 hours	10-15 min	15-30 min	Days
Recovery	None	1 day	None	None	None
Highly Accurate	Yes	Yes	No	No	No
Automatable	Yes	No	No	No	No
Commercially Available	Yes	Yes	No	Yes	No
Widespread Screening Tool	✔	✘	✘	✘	✘

Lucid's EsoGuard vs Exact Sciences' ColoGuard

EsoGuard's path to widespread EAC precancer screening similar to ColoGuard's path to widespread Colon Cancer screening, with certain *lower* hurdles

EXACT SCIENCES

- Founded and led by Lucid Strategic Advisor Stanley Lapidus
- ColoGuard FDA cleared in 2014 after pivotal study
- Market cap rose from $600M to $16B in 2020
- Only 5% market penetration

		 **EsoGuard Esophageal DNA Test**	cologuard **ColoGuard Stool DNA Test**
Clinical Details	*Cancer Screening*	Esophageal Cancer	Colorectal Cancer
	Precancer Screening	Yes	No
	Screening Endoscopy	Upper GI Endoscopy	Colonoscopy
	Screening Rate	<10%	>60%
	Competes with GI	No	Yes
	Target Population	13-30 Million	50-80 Million
Market Size	*CMS Reimbursement*	$1,938	Less than $600
	Total Addressable Market	~$25 Billion	~$25 Billion
Regulatory	*Pivotal Study Size*	Up to 1,000	~10,000
	FDA IVD PMA Approval	2022 (est.)	2014

The EsoCheck Esophageal Cell Sampling Procedure

First and only commercial targeted & protected esophageal cell collection device

EsoCheck cell collection device — FDA 510K Cleared

- Simple, **<5-minute non-invasive office-based** procedure
- **Targeted sampling** of lower esophageal cells
- **Protection of sampled cells** from dilution and contamination during device removal



Balloon inverts into rigid plastic capsule
Proprietary textured balloon ridges swab esophageal cells onto balloon surface
Balloon Inflated
Inflation Port
Catheter
Collect+Protect™ Technology
Pulls sampled cells on balloon surface into capsule protecting them from dilution or contamination during device removal
Balloon Inverted
EsoCheck™
Daily Vitamin
Gelcap
Distance Markings

EsoCheck Procedure Steps

1



Prepare Patient

2



Position Capsule

3



Swallow Capsule

4



Inflate & Engage Balloon

5



Collect & Protect Cells

6



Retrieve Device

7



Preserve & Send



EsoCheck Procedure Video

The EsoGuard Laboratory Developed Test (LDT)

First & only commercial molecular diagnostic test to detect esophageal precancer & cancer

EsoGuard
esophageal DNA test

Clinical Laboratory Improvement Amendments · cap ACCREDITED

ResearchDx · PacificDx Seamless Results.



PULL APART TO TEAR
SPECIMEN ONLY
BIOHAZARD
PELIGROSO
FREEZE
REFRIGERATE
ROOM TEMPERATURE
SPECIMEN SHIELD

Clinician collects esophageal cell sample using EsoCheck



EsoGuard
Return Mailer Kit
Lucid

Specimen Kit →



EsoGuard
EsoGuard Assay Report

← **Patient Report**



ResearchDx performs EsoGuard assay



Clinical Laboratory Improvement Amendments CLIA Certified

CAP ACCREDITED COLLEGE of AMERICAN PATHOLOGISTS

CLIA = Clinical Laboratory Improvement Amendments, CMS regulatory oversight
CAP = College of American Pathologists accrediting body

EsoGuard Commercial Opportunity & Strategy


EsoGuard
Preservation Solution
20 mL
REF 1175LC0101
LOT 1193323120305
Lucid

EsoGuard Commercial Opportunity

~13 Million X **$1938** = **~$25 Billion**

U.S. Male GERD patients recommended for precancer screening by professional society guidelines

CMS Payment

Total Immediately Addressable U.S. Market

1% ***$250 Million***

5% ***$1.250 Billion***

LONG-TERM EXPANDED MARKET OPPORTUNITIES	
U.S Female GERD Patients	~18 Million patients
U.S. Silent GERD Patients	~30 Million patients

Multichannel Commercial Strategy

THE GERD-BE FUNNEL

Lucid diagnostics


Current GI/Foregut Sale Channel
GI'S & FOREGUT SURGEONS
Diagnose and treat esophageal disease

EsoGuard GI Commercial Channel

Over 90% EsoGuard Estimated Gross Margin at Volume

20% to 25% Variable Independent Sales Rep Cost

	Current	Target
Employed Regional Sales Managers	7	8-10
Independent Sales Representatives	50	100-150
Clinical Specialists	1	7



#1
#2
#3
#4
#5
#6
#7
Regional Management
North East
Mid Atlantic
Central – National Sales Training
Texas – Strategic Accounts Manager
Mid West
South East
West
Clinical Support Team

Multichannel Commercial Strategy


THE GERD-BE FUNNEL
Lucid
diagnostics
Direct to PCP/IM Channel
Current GI/Foregut Sale Channel
PCP & INTERNAL MEDICINE
Manage most GERD patients
GI'S & FOREGUT SURGEONS
Diagnose and treat esophageal disease

Multichannel Commercial Strategy

THE GERD-BE FUNNEL



Lucid
diagnostics
Direct to Consumer (DTC) Channel
Direct to PCP/IM Channel
Current GI/Foregut Sale Channel
PATIENTS & FAMILIES
PCP & INTERNAL MEDICINE
GI'S & FOREGUT SURGEONS
Understand chronic heartburn & cancer
Manage most GERD patients
Diagnose and treat esophageal disease

EsoGuard Direct to Consumer Commercial Channel



SELF-REFERRED "DTC" PATIENT

→ ***1-800-FOODTUBE***
EsoGuard.com

TELEMEDICINE COMPANY
Clinical Evaluation
Telemedicine MD


Check your food tube.
Your esophagus!
EsoGuard

EsoGuard Direct to Consumer Commercial Channel



SELF-REFERRED "DTC" PATIENT

→ *1-800-FOODTUBE*
EsoGuard.com

TELEMEDICINE COMPANY
Clinical Evaluation
Telemedicine MD

↓ *EsoGuard Order*

Lucid diagnostics

EsoCheck Procedure
Lucid NP


Check your food tube.
Your esophagus!
EsoGuard

EsoGuard Direct to Consumer Commercial Channel


SELF-REFERRED "DTC" PATIENT
1-800-FOODTUBE
EsoGuard.com
TELEMEDICINE COMPANY
Clinical Evaluation
Telemedicine MD
EsoGuard Order
Lucid diagnostics
EsoCheck Procedure
Lucid NP
EsoGuard Sample
ResearchDX
PacificDx
Seamless Results.
EsoGuard Assay
Check your food tube.
Your esophagus!
EsoGuard

EsoGuard Direct to Consumer Commercial Channel



SELF-REFERRED "DTC" PATIENT

1-800-FOODTUBE
EsoGuard.com

TELEMEDICINE COMPANY
Clinical Evaluation
Telemedicine MD

EsoGuard Order

Lucid diagnostics
EsoCheck Procedure
Lucid NP

EsoGuard Sample

ResearchDX
PacificDx Seamless Results.
EsoGuard Assay

EsoGuard Result


Check your food tube.
Your esophagus!
EsoGuard

EsoGuard Direct to Consumer Commercial Channel

SELF-REFERRED "DTC" PATIENT → *1-800-FOODTUBE / EsoGuard.com* → **TELEMEDICINE COMPANY Clinical Evaluation** *Telemedicine MD*

TELEMEDICINE COMPANY Clinical Evaluation → *GI Referral if EsoGuard+* → **GI'S & FOREGUT SURGEONS**

TELEMEDICINE COMPANY Clinical Evaluation → *EsoGuard Order* → **Lucid diagnostics — EsoCheck Procedure** *Lucid NP*

EsoCheck Procedure → *EsoGuard Sample* → **ResearchDX / PacificDx (Seamless Results.) — EsoGuard Assay**

EsoGuard Assay → *EsoGuard Result* → **TELEMEDICINE COMPANY Clinical Evaluation**


Check your food tube.
Your esophagus!
EsoGuard

Lucid Project Phoenix

ESOGUARD TEST CENTERS

Operated by Lucid
EsoCheck performed by Lucid NP

DIRECT-TO-CONSUMER (DTC) MARKETING

Billboards
TV/Radio
Digital


Check your food tube.
Your esophagus!
EsoGuard

PHASE 0 – Pilot



Lucid Project Phoenix

ESOGUARD TEST CENTERS

Operated by Lucid
EsoCheck performed by Lucid NP

DIRECT-TO-CONSUMER (DTC) MARKETING

Billboards
TV/Radio
Digital


Check your food tube.
Your esophagus!
EsoGuard

PHASE 1



Lucid Project Phoenix

ESOGUARD TEST CENTERS
Operated by Lucid
EsoCheck performed by Lucid NP

DIRECT-TO-CONSUMER (DTC) MARKETING
Billboards
TV/Radio
Digital


Check your food tube.
Your esophagus!
EsoGuard

PHASE 2



EsoGuard-EsoCheck Clinical Trials Overview

Completed

Pilot

CASE WESTERN RESERVE UNIVERSITY EST. 1826

Case/Control

408 Patients

EsoGuard vs EGD

EsoGuard over 90% Sensitivity & Specificity at detecting precancer or EAC

Same EsoGuard results with EsoCheck vs. EGD Brushing Samples


SCIENCE TRANSLATIONAL MEDICINE | RESEARCH ARTICLE

CANCER

Identifying DNA methylation biomarkers for non-endoscopic detection of Barrett's esophagus

Helen R. Moinova,[1] Thomas LaFramboise,[2,3] James D. Lutterbaugh,[1] Apoorva Krishna Chandar,[1] John Dumot,[1] Ashley Faulx,[1] Wendy Brock,[1] Omar De la Cruz Cabrera,[4] Kishore Guda,[2] Jill S. Barnholtz-Sloan,[2] Prasad G. Iyer,[5] Marcia I. Canto,[6] Jean S. Wang,[7] Nicholas J. Shaheen,[8] Prashanti N. Thota,[9] Joseph E. Willis,[2,10,11*†] Amitabh Chak,[1,2,11*†] Sanford D. Markowitz[1,2,3,11*†]

Enrolling

Pivotal

Lucid diagnostics

Two 60-center international clinical trials

ESOGUARD-BE-1	ESOGUARD-BE-2
Screening	Case/Control
500 to 900 Patients	~500 Patients
EsoGuard vs EGD	EsoGuard vs EGD

Institutional

NIH NATIONAL CANCER INSTITUTE Division of Cancer Prevention

Barrett's Esophagus Translational Research Network (BETRNet)

~500 Patients enrolled to date
Case/Control EsoGuard vs EGD

Penn UNIVERSITY of PENNSYLVANIA

Pilot Study of EsoCheck in Diagnosis and Management of Eosinophilic Esophagitis

Upcoming

Registry & Others

Lucid diagnostics

EsoGuard Registry in partnership with American Foregut Society

Population study of active measures to enhance precancer EAC screening using EsoGuard

Institutional

FRED HUTCH CURES START HERE™

EsoCheck for BE surveillance using BE Progression Markers

Cincinnati Children's

EsoCheck in Diagnosis and Management of Eosinophilic Esophagitis using Biomarkers

Lucid Growth Strategy

GROWTH CAPITAL
Spin-off Lucid as separate public company

COMMERCIAL EXPANSION
Expand full-time sales team
Nationwide EsoGuard Testing Centers
Nationwide DTC marketing

CLINICAL TRIAL EXPANSION
Expand clinical evidence to support guidelines
Expand BE-1 to be powered to detect dysplasia
Lucid-sponsored trials

CarpX™

Minimally Invasive Device to Treat Carpal Tunnel Syndrome


PAVmed

Carpal Tunnel Syndrome

- Median nerve entrapped by wrist ligament scarred by repetitive motion injury
- #1 workman's comp injury
- 600,000 undergo traditional surgery annually
- Up to 1.5 million "silent sufferers" defer surgery
- Traditional surgery is invasive
- 3-4 months recovery, sometimes longer


Median nerve
Transverse carpal ligament



Precision Bipolar RF Electrosurgical Cutting Tool

Benefits of minimally invasive procedure with the therapeutic results of open surgery

Balloon creates **anatomic separation**

Radiofrequency (RF) cutting electrodes mimic traditional surgical cutting blades

Very short burst of RF energy **precisely cuts ligament** relieving nerve compression




PAVmed



CarpX Procedure Video

CarpX

Regulatory History

- December 2019: successful first-in-human FDA clinical safety study
- Short learning curve, procedures times same or less than traditional open surgery
- **April 2020: FDA 510(k) Marketing Clearance**

Commercial Status

- December 2020: First U.S. commercial CarpX procedure performed
- Patient returned to work in less than one week
- Current initial limited commercial launch
- Late 2021: full commercialization
- Q2 2021: Expect CarpX CE Mark approval


PAVmed



Summary

Diversified Product Portfolio

Creating value by meeting unmet medical needs

GI Health

Lucid diagnostics



EsoGuard
esophageal DNA test



EsoCheck
cell collection device



EsoCure
esophageal ablation device

Suite of products to detect and treat precancer in patients with gastroesophageal reflux disease (GERD) to prevent esophageal adenocarcinoma (EAC) cancer.

Minimally Invasive Interventions



CarpX™

Minimally invasive device to treat carpal tunnel syndrome

Infusion Therapy



Portio™

Maintenance-free implantable vascular access device



nextflo™ with FloSure™

Highly accurate IV infusion sets and disposable infusion pumps

Emerging Innovations

Solys – Noninvasive glucose monitoring

FlexMO – Novel, versatile mechanical circulatory support (ECMO) cannula

DisappEAR – Resorbable pediatric ear tubes

NextVent – Full-featured, low-cost, single use ventilator

Thank You!

CONTACT:

Mike Havrilla

Director of Investor Relations

(814) 241-4138

JMH@PAVmed.com

www.pavmed.com

Nasdaq: PAVM, PAVMZ



PAVmed